                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated October 15, 1997, in the Registration Statement (Form S-1) and related Prospectus of CombiChem, Inc. for the registration of 2,587,500 shares of its common stock.



San Diego, California                          /s/  Ernst & Young LLP
October 15, 1997